UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
     Date of report (Date of earliest event reported) March 29, 2006
Spatializer Audio Laboratories, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-26460	95-4484725

(Commission File Number)	(IRS Employer Identification No.)

2025 Gateway Place, Suite 365, San Jose, California 95110

(Address of Principal Executive Offices)	(Zip Code)
408-453-4180

(Registrant’s Telephone Number, Including Area Code)
2625 Townsgate Road, Suite 330, Westlake Village, CA 91361

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02. Results of Operation and Financial Condition.
On March 29, 2006 the Registrant issued a press release announcing its operating results for the year ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.
The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(c) Exhibits
The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spatializer Audio Laboratories, Inc.
By:	/s/ Henry R. Mandell
Henry R. Mandell, Chairman

Date: April 3, 2006

Exhibit Index

Exhibit No.	Description
99.1	Press Release